UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): December 14, 2007  (October 1, 2007)

BIO-RAD LABORATORIES, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-7928

Delaware	94-1381833
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1000 Alfred Nobel Dr.

Hercules, California 94547

(Address of principal executive offices, including zip code)

(510) 724-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

On October 1, 2007, Bio-Rad Laboratories Inc. completed its acquisition of approximately 77.7% of the registered shares, or 85.96% of the outstanding shares, of DiaMed Holding AG (DiaMed) pursuant to the Share Purchase Agreement dated May 14, 2007 between Bio-Rad and various non-U.S. private individuals and entities.  The description of the Share Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Share Purchase Agreement, which is filed as Exhibit 2.1 to the Company’s quarterly report on Form 10-Q for the quarter ended June 30, 2007 and incorporated by reference herein.  DiaMed was a private Swiss company which develops, manufactures and markets a complete line of reagents and instruments used in blood typing and screening.   DiaMed operated on a worldwide basis through distributors and subsidiaries except in the U.S., where its technology was licensed to a third party.  There were no acquired assets, employees or operations based in the United States.  The information included within this Current Report on Form 8-K/A represents historical information of DiaMed and pro forma information giving effect to the acquisition.

This Current Report on Form 8-K/A is being filed to set forth the following:

•	The audited consolidated financial statements as of and for the year ended December 31, 2006 and the unaudited consolidated financial statements as of June 30, 2007 and for the six month periods ended June 30, 2007 and 2006 of DiaMed Holding AG are included as Exhibit 99.1 herein.

•	The unaudited pro forma condensed consolidated financial statements of Bio-Rad Laboratories, Inc. as of June 30, 2007 and for the twelve and six month periods ended December 31, 2006 and June 30, 2007, respectively, are included as Exhibit 99.2 herein.

ITEM 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.
The audited consolidated financial statements as of and for the year ended December 31, 2006 and the unaudited consolidated financial statements as of June 30, 2007 and for the six month periods ended June 30,
2007 and 2006 of DiaMed Holding AG.

(b)	Pro Forma Financial Information
The unaudited pro forma condensed consolidated financial statements of Bio-Rad Laboratories, Inc. as of
June 30, 2007 and for the twelve and six month periods ended December 31, 2006 and June 30, 2007, respectively.

Exhibit Number	Description

23.1	Consent of Deloitte AG

99.1	The audited consolidated financial statements as of and for the year ended December 31, 2006 and the unaudited consolidated financial statements as of June 30, 2007 and for the six month periods ended
June 30, 2007 and 2006 of DiaMed Holding AG.

99.2	The unaudited pro forma condensed consolidated financial statements of Bio-Rad Laboratories, Inc.
as of June 30, 2007 and for the twelve and six month periods ended December 31, 2006 and
June 30, 2007, respectively.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-RAD LABORATORIES, INC.

Date:	December 14, 2007	By:	/s/ Christine A. Tsingos
Christine A. Tsingos
Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Deloitte AG

99.1	The audited consolidated financial statements as of and for the year ended December 31, 2006 and the unaudited consolidated financial statements as of June 30, 2007 and for the six month periods ended
June 30, 2007 and 2006 of DiaMed Holding AG.

99.2	The unaudited pro forma condensed consolidated financial statements of Bio-Rad Laboratories, Inc.
as of June 30, 2007 and for the twelve and six months ended December 31, 2006 and June 30, 2007, respectively.